UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 2, 2012

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement.

On August 2, 2012, City Holding Company, a West Virginia corporation (“City”), and Community Financial Corporation, Inc., a Virginia corporation, (“Community Financial”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for a business combination whereby Community Financial will merge (the “Merger”) with and into City, with City as the surviving corporation in the Merger.  Immediately after the effective time of the Merger or as soon thereafter as possible, Community Financial’s subsidiary bank, Community Bank, a federal savings association (“Community Bank”), will merge with and into City National Bank of West Virginia (“City National”), with City National as the surviving bank in the merger.  The Board of Directors has approved the Merger and the Merger Agreement.

At the effective time and as a result of the Merger, a shareholder of Community Financial will have the right to receive 0.1753 shares of the common stock, par value $2.50 per share, of City (“CHC Common Stock”) for each share of Community Financial common stock, subject to certain adjustments.  The Merger will be tax-free to shareholders of Community Financial as to the portion of the Merger consideration received as CHC Common Stock.

The Merger Agreement contains customary covenants from City and Community Financial, including, among others, covenants relating to (1) the conduct of Community Financial’s business during the interim period between the execution of the Merger Agreement and the closing of the Merger, (2) Community Financial’s obligations to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby, (3) the recommendation by the board of directors of Community Financial in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby, and (4) Community Financial’s non-solicitation obligations relating to alternative business combination transactions.  In addition, concurrently with or immediately after the closing of the Merger, City will repurchase or redeem all of the outstanding shares of Community Financial’s preferred stock held by the United States Department of the Treasury, subject to required regulatory approvals and other terms and conditions set forth in the Merger Agreement.

Consummation of the Merger is subject to approval of the shareholders of Community Financial and the receipt of all required regulatory approvals as well as other customary conditions, including (1) the absence of any order or law prohibiting the consummation of the Merger; and (2) approval of the listing on the Nasdaq Global Select Market of City Common Stock.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party; (2) performance in all material respects by the other party of its obligations under the Merger Agreement.  The Merger Agreement contains certain termination rights for both City and Community Financial, and further provides that, upon termination of the Merger Agreement under specified circumstances, Community Financial might be required to pay City a termination fee of $1,200,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.  The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms.  It is not intended to provide any further financial information about City or its subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified that confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of City, Community Financial or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by City.

Section 9 – Financial Statements and Exhibits

Item 9.01                 Financial Statements and Exhibits.

(d)           Exhibits

2.1
Agreement and Plan of Merger, dated as of August 2, 2012, by and among Community Financial Corporation, Community Bank, City Holding Company and City National Bank of West Virginia (listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601 (b)(2)).  City agrees to furnish a supplemental copy of such schedules upon request of the SEC).

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements about (i) the benefits of the Merger, including future financial operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger, (ii) City’s and Community Financial’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements.  These forward-looking statements are based upon the current beliefs and expectations of the respective management of City and Community Financial and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of City and Community Financial.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  (1) the business of City and Community Financial may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Community Financial may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which City and Community Financial are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in City’s and Community Financial’s markets could adversely affect operations; (10) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (11) the economic slowdown could continue to adversely affect credit quality and loan originations; and (12) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in City’s reports (such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

City and Community Financial caution that the foregoing list of factors is not exclusive.  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to City or Community Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  City and Community Financial do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information about the Merger and Where to Find It

City will file with the Securities and Exchange Commission in connection with the proposed Merger a registration statement on Form S-4 concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical.  Community Financial will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders.  COMMUNITY FINANCIAL SHAREHOLDERS ARE URGED TO READ SUCH PROXY AND REGISTRATION STATEMENTS REGARDING THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THESE WILL CONTAIN IMPORTANT INFORMATION.  You will be able to obtain all documents filed with the SEC by City free of charge at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by City will be available free of charge from the Corporate Secretary of City Holding Company, 25 Gatewater Road, Cross Lanes, West Virginia 25313, telephone (304) 769-1100 or from the Corporate Secretary of Community Financial, 38 North Central Avenue, Staunton, Virginia 24401.  The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing City’s website at www.bankatcity.com under the tab “Investor Relations” and then under the heading “Documents.  You are urged to read the proxy statement/prospectus carefully before making a decision concerning the Merger.

Participants in Transactions

City, Community Financial, and their respective officers may be deemed to be participants in the solicitation of proxies from the shareholders of Community Financial in connection with the Merger.  Information about the directors and executive officers of Community Financial and their ownership of Community Financial common stock is set forth in Community Financial’s most recent proxy statement and Form 10-K as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Community Financial’s address in the preceding paragraph.  Information about the directors and executive officers of City is set forth in City’s most recent proxy statement and Form 10-K filed with the SEC and available at the SEC’s Internet site and from City at the address set forth in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: August 7, 2012	City Holding Company

By:	/s/ Charles R. Hageboeck
Charles R. Hageboeck
President & Chief Executive Officer